UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                    September 26, 2003 (September 26, 2003)

                        RETURN ON INVESTMENT CORPORATION
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    DELAWARE                       033-36198                     22-3038309
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)


1825 BARRETT LAKES BLVD, SUITE 260, KENNESAW, GEORGIA                 30144
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (770) 517-4750


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               EXHIBIT NO.         DESCRIPTION
               -----------         -----------

                  99.1             Press Release, dated September 26, 2003.

ITEM 12.  REGULATION FD DISCLOSURE.

     On September 26, 2003, Return on Investment Corporation (the "Company") issued a press release regarding its financial results for the year ended June 30, 2003. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Return On Investment Corporation

                                        /s/ Arol R. Wolford
                                        --------------------------
                                        Arol Wolford
                                        President and Chief Executive Officer
Dated: September 26, 2003

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

   99.1        Press Release, dated September 26, 2003.

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